UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2024
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Origin Materials, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39378	87-1388928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

930 Riverside Parkway, Suite 10 West Sacramento, CA	95605
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: +1 (916) 231-9329
N/A
(Former Name or Former Address, if Changed Since Last Report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ORGN	The NASDAQ Capital Market
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	ORGNW	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Resignation of Chief Executive Officer and Director
On December 13, 2024, Rich Riley notified Origin Materials, Inc. (the “Company”), of his intention to resign as Co-Chief Executive Officer and as a member of the Board of Directors of the Company (the “Board”), effective as of December 31, 2024, (the “Effective Date”). Following Mr. Riley’s resignation, John Bissell will continue as the sole Chief Executive Officer of the Company. The Company and Mr. Riley have entered into a separation and advisory agreement (the “Agreement”), pursuant to which the Company will provide Mr. Riley with certain benefits, including: (i) severance equal to 18 months of base salary to be paid on the Company’s normal payroll cycle over 18 months, and (ii) up to 18 months of health insurance premium payments. Pursuant to the Agreement, Mr. Riley will provide the Company with advisory services from the Effective Date through January 2, 2026, during which period Mr. Riley’s equity awards will continue to vest. The foregoing description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Agreement which is filed as Exhibit 10.1 hereto and is incorporated by reference.

Appointment of Chief Operating Officer
On December 17, 2024, the Board appointed Matt Plavan, the Company’s current Chief Financial Officer, to also serve as the Company’s Chief Operating Officer, effective as of December 31, 2024. Mr. Plavan will continue to serve as the Company’s Chief Financial Officer. Mr. Plavan’s biographical data is incorporated herein by reference as set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 22, 2024.
There are no arrangements or understandings between Mr. Plavan and any other persons pursuant to which Mr. Plavan was appointed as Chief Operating Officer. There are also no family relationships between Mr. Plavan and any director or executive officer of the Company, and he has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1*	Separation and Advisory Agreement, dated December 17, 2024, by and between the Company and Rich Riley.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).
* Certain schedules, exhibits and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will provide a copy of such omitted materials to the Securities and Exchange Commission or its staff upon request.*

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGIN MATERIALS, INC.

Dated: December 17, 2024

	By:	/S/ Joshua Lee
Joshua Lee
General Counsel, Secretary